UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

PINEAPPLE FINANCIAL INC.

(Exact name of registrant as specified in charter)

Canada	001-41738	Not applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit 200, 111 Gordon Baker Road

North York, Ontario M2H 3R1

(Address of principal executive offices) (Zip Code)

(416) 669-2046

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	PAPL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Securities Purchase Agreement

As previously disclosed, on September 2, 2025, Pineapple Financial Inc. (the “Company”) entered into a securities purchase agreement, as amended on September 4, 2025 (the “Securities Purchase Agreement”), with certain accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering subscription receipts (the “Subscription Receipts”) of the Company at an offering price of $3.80 per Subscription Receipt, with respect to certain purchasers, and $4.16 per Subscription Receipt with respect to certain purchasers.

On November 3, 2025, the Company and the Purchasers of at least 50.1% in interest of the Subscription Receipts, entered into a second amendment to the Securities Purchase Agreement (the “Second SPA Amendment”). Pursuant to the Second SPA Amendment, the parties agreed to amend and restate the Escrow Deadline (as defined therein) in the Securities Purchase Agreement to ninety (90) days from the Closing Date, subject to further extension as set forth in the Second SPA Amendment.

The foregoing summary of the Second SPA Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 31, 2025, at the Special Meeting of Shareholders (the “Meeting”) of the Company, the shareholders voted on the matters described below.

1.	The Company’s shareholders approved, for purposes of complying with the NYSE American LLC listing rules, of the issuance of 24,642,700 common shares without par value in the capital of the Company issuable in exchange for 24,642,700 Subscription Receipts issued and sold pursuant to the Securities Purchase Agreement (the “Share Issuance Proposal”).The number of shares that voted for, against, and withheld from voting for this Share Issuance Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain

213,511	9,970	2,148

2.	The Company’s shareholders approved, an amendment to the Company’s Articles of Continuance to remove the restriction on transfers of common shares without par value in the capital of the Company contained therein (the “Restriction Removal Proposal”).The number of shares that voted for, against, and withheld from voting for this Restriction Removal Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain

215,795	9,468	366

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
10.1	Second Amendment to Securities Purchase Agreement, dated as of November 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025

PINEAPPLE FINANCIAL INC.

By:	/s/ Shubha Dasgupta
Shubha Dasgupta
Chief Executive Officer